UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

W&E Source Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52276	98-0471083
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

Delaware Intercorp, Inc., 113 Barksdale Professional Center
Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (450) 443-1153

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

(a)	Resignation of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant

On November 1, 2013 the Company received notice from its independent registered public accounting firm Anton & Chia, LLP that it had resigned effective October 31, 2013.

The reports of Anton & Chia, LLP regarding the Company’s financial statements for the fiscal year ended June 30, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Anton & Chia, LLP on the Company’s financial statements for the fiscal year ended June 30, 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the period from October 16, 2012 to October 31, 2013, the effective date of resignation, (i) there were no disagreements with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia, LLP would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Anton & Chia, LLP with a copy of the foregoing disclosures and requested that Anton & Chia, LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Certifying Accountant

Effective November 4, 2013, the Board of Directors of the Company engaged WWC, Professional Corporation (“WWC”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2014.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of WWC, the Company (a) has not engaged WWC as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with WWC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by WWC concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP dated November 6, 2013 to the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

W&E Source Corp.

	By:	/s/ Hong Ba
Hong Ba, Chief Executive Officer
Date: November 6, 2013